Exhibit 99.1

FOR IMMEDIATE RELEASE August 8, 2023 Contact: Jalene Hoover VP of IR & Corporate Communications Phone: +1 512 751-6526 jhoover@allegromicro.com

Allegro MicroSystems to Acquire Crocus Technology

to Accelerate Innovation in TMR Sensing Technology

-- Tunnel Magnetoresistance (“TMR”) Represents Fastest Growing Technology in Magnetic Sensing Approaching $1B SAM by 2030 --

Manchester, N.H., August 8, 2023 – Allegro MicroSystems, Inc. (“Allegro”) (Nasdaq: ALGM), a global leader in power and sensing semiconductor technology for motion control and energy efficient systems, today announced that it has signed a definitive agreement to acquire Crocus Technology (“Crocus”) for $420 million in cash.

Crocus is a privately held company and a leader in advanced Tunnel Magnetoresistance (“TMR”) sensor technology. This acquisition brings unique technology and products well suited to serve high-growth applications in e-Mobility, Clean Energy and Automation, supported by more than 200 patents. The magnetic sensing market is expected to increase to over $5 billion by 2030, with TMR representing the fastest growing segment and expected to approach $1 billion in addressable market by 2030. Automotive and Industrial applications are expected to fuel TMR’s estimated 30% CAGR, which significantly exceeds the growth of the overall magnetic sensing market.

“Allegro has invested in TMR technology for the past decade, providing our customers with innovative and high-performing solutions enabling them to design products with optimal performance. We are seeing broader application of TMR technology as the megatrends of Electrification and Automation accelerate. This highly complementary acquisition aligns perfectly with Allegro’s growth initiatives and our focus on e-Mobility, Clean Energy and Automation,” said Vineet Nargolwala, President and CEO of Allegro. “In addition to accelerating our TMR roadmap and further strengthening our leadership in Magnetic Sensors, the acquisition will allow us to offer a broader and more differentiated product offering to benefit our customers. We also welcome the deep expertise and technical talent that Crocus will add to the Allegro team.”

Zack Deiri, President and CEO of Crocus said, "The Crocus team is excited to join Allegro and unite complementary expertise to create superior, highly differentiated customer solutions. By combining Crocus’ best-in-class advanced TMR technology with Allegro’s long-standing partnerships with leading Automotive and Industrial OEMs and Tier-1’s, together, we expect to accelerate adoption of TMR in targeted Automotive and Industrial markets. I am very proud of what Crocus has accomplished and am excited to optimize our TMR technology’s full potential together with Allegro."

The planned acquisition of Crocus will be funded with a combination of cash on hand and a new debt issuance. The transaction has been approved by the board of directors of both companies. Subject to customary regulatory approvals and closing conditions, the transaction is expected to close by the end of calendar year 2023. Approval by Allegro’s stockholders is not required in connection with the proposed transaction.

Webcast

A webcast will be held on Tuesday, August 8, 2023, at 8:30 a.m. Eastern Time and can be accessed using the following webcast link: https://register.vevent.com/register/BI744ae4b0465d4a379ceb11f0e36c9ce5. For dial-in access, participants can register using the following link: https://edge.media-server.com/mmc/p/tdkrk6yj. Vineet Nargolwala, President and Chief Executive Officer, Derek D’Antilio, Chief Financial Officer and Mike Doogue, Chief Technology Officer, will discuss Allegro’s planned acquisition of Crocus.

The webcast will be available in the Investor Relations section of the Company’s website at investors.allegromicro.com. A recording of the webcast will be posted in the same location shortly after the call concludes and will be available for at least 90 days.

About Crocus

Crocus Technology is a leader in providing advanced TMR sensor technology solutions to designers and manufacturers of industrial, automotive and consumer electronics. Crocus develops XtremeSense TMR advanced sensor technology which provides the highest sensitivity, lowest power consumption and smallest size by comparison to other magnetic technologies such as Hall, AMR and GMR. Founded in 2006, Crocus is a privately held, VC-backed company with over 200 patents and approximately 85 employees. The company is headquartered in Milpitas, California, with an R&D facility in Grenoble, France. www.crocus-technology.com

About Allegro MicroSystems

Allegro MicroSystems is a leading global designer, developer, fabless manufacturer and marketer of sensor integrated circuits (“ICs”) and application-specific analog power ICs enabling emerging technologies in the automotive and industrial markets. Allegro’s diverse product portfolio provides efficient and reliable solutions for the electrification of vehicles, automotive ADAS safety features, automation for Industry 4.0 and power saving technologies for data centers and green energy applications.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release should be considered forward-looking statements, including, without limitation, statements regarding the expected benefits of a business combination with Crocus Technology. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “exploring,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “would,” “contemplate,” “believe,” “estimate,” “mission,” “predict,” “potential,” “seek,” or “continue,” or the negative thereof and similar words and expressions, although not all forward-looking statements contain these words. No forward-looking statement is a guarantee of future results, performance, or achievements, and one should avoid placing undue reliance on such statements.

Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, those identified in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part

I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended March 31, 2023. These risks and uncertainties include, but are not limited to: downturns or volatility in general economic conditions; our ability to compete effectively, expand our market share and increase our net sales and profitability; our reliance on a limited number of third-party semiconductor wafer fabrication facilities and suppliers of other materials; our failure to adjust purchase commitments and inventory management based on changing market conditions or customer demand; shifts in our product mix or customer mix, which could negatively impact our gross margin; the cyclical nature of the analog semiconductor industry; any downturn or disruption in the automotive market; our ability to compensate for decreases in average selling prices of our products and increases in input costs; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication facilities or in the final assembly and test of our products; our ability to accurately predict our quarterly net sales and operating results; our ability to adjust our supply chain volume to account for changing market conditions and customer demand; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; the effects of COVID-19 on our supply chain and customer demand; our ability to develop new product features or new products in a timely and cost-effective manner; our ability to manage growth; any slowdown in the growth of our end markets; the loss of one or more significant customers; our ability to meet customers’ quality requirements; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of export restrictions and tariffs; our exposures to warranty claims, product liability claims and product recalls; our dependence on international customers and operations; the availability of rebates, tax credits and other financial incentives on end-user demands for certain products; risks, liabilities, costs and obligations related to governmental regulation and other legal obligations, including export control, privacy, data protection, information security, consumer protection, environmental and occupational health and safety, anti-corruption and anti-bribery, and trade controls; the volatility of currency exchange rates; our ability to raise capital to support our growth strategy; our indebtedness may limit our flexibility to operate our business; our ability to effectively manage our growth and retain key and highly skilled personnel; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems or those of our third-party service providers; our principal stockholders have substantial control over us; the inapplicability of the “corporate opportunity” doctrine to any director or stockholder who is not employed by us; anti-takeover provisions in our organizational documents and under the General Corporation Law of the State of Delaware; our inability to design, implement or maintain effective internal control over financial reporting; changes in tax rates or the adoption of new tax legislation; the negative impacts of sustained inflation on our business; disruptions in the banking and financial sector that limit our or our partners’ ability to access capital and borrowings; the physical, transition and litigation risks presented by climate change; and other events beyond our control. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Our risk factors may be updated or supplemented from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors Relations page of our website at investors.allegromicro.com.

You should read this press release with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. All forward-looking statements speak only as of the date of this press release and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Contact:

Jalene Hoover

VP of Investor Relations & Corporate Communications

+1 (512) 751-6526

jhoover@allegromicro.com

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